                                                                    Exhibit 99.6

              UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

         The following unaudited pro forma condensed combined financial data is based on, and should be read in conjunction with, the consolidated financial statements of Big Flower Holdings, Inc. and its subsidiaries (the "Company"). These financial statements were filed in the Company's annual report on Form 10-K for the year ended December 31, 1997 and its quarterly filing on Form 10-Q for the nine months ended September 30, 1998. The pro forma information has been prepared to illustrate the effect of the acquisition of Colorgraphic, which was accounted for under the purchase method of accounting.

         The unaudited pro forma condensed combined balance sheet as of September 30, 1998 assumes that the acquisition of Colorgraphic was consummated on that date. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 1998, and for the year ended December 31, 1997, assume that the acquisition of Colorgraphic was consummated as of the first day of the periods presented.

         The pro forma adjustments are based on preliminary estimates, which are derived from available information and certain assumptions. While the Company believes, based on available information, that the fair values and allocations included in the unaudited pro forma condensed combined financial statements are reasonable estimates, final purchase accounting adjustments will be made at the completion of the evaluations and estimates as of the actual purchase dates. As a result, the final allocation of costs related to the acquired companies may differ materially from that presented herein.

         The unaudited pro forma condensed combined financial data excludes any potential benefits that might result from the acquisitions due to synergies that may be derived from the elimination of certain costs. The pro forma financial data does not purport to represent what the Company's results of operations actually would have been if the acquisition had actually occurred on the date or for the periods indicated or what such results will be for any future date or future periods.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998

                                                                                                 Pro Forma
                                                          The Company         Colorgraphic       Adjustments      Pro Forma
                                                          -----------         ------------       -----------      ---------
                                                                                     (in thousands)
ASSETS
Current Assets:

  Cash and cash equivalents                               $     5,800           $    234                          $    6,034
  Accounts receivable, net                                    180,726             11,559                             192,285
  Inventories                                                  56,263              1,368                              57,631
  Deferred income taxes and income tax receivable              19,974                                                 19,974
  Prepaid expenses and other assets                             8,346              1,310                               9,656
                                                          -----------           --------          --------        ----------
    Total current assets                                      271,109             14,471                             285,580
Property, plant and equipment, net                            440,283             19,209                             459,492
Goodwill, net                                                 466,901             27,276          $(27,276)(a)       533,611
                                                                                                    66,710 (a)

Intangibles and other assets, net                              78,249                                                 78,249
                                                          -----------           --------          --------        ----------
    TOTAL ASSETS                                          $ 1,256,542           $ 60,956          $ 39,434        $1,356,932
                                                          ===========           ========          ========        ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:

  Accounts payable                                        $   150,497           $  8,736                          $  159,233
  Compensation and benefits payable                            41,702                177                              41,879
  Accrued interest                                              9,852              1,663                              11,515
  Other current liabilities, including current portion of
    long-term debt                                             63,259              9,377          $    584 (a)        67,594
                                                                                                    (5,042)(b)
                                                                                                      (584)(b)
                                                          -----------           --------          --------        ----------
    Total current liabilities                                 265,310             19,953            (5,042)          280,221

Long-term debt, net of current  portion                       713,192             11,838            49,779 (a)       797,339
                                                                                                   (11,838)(b)
                                                                                                    34,368 (b)

Deferred income taxes                                          39,077              1,332                              40,409
Other long-term liabilities                                    19,705                                                 19,705
                                                          -----------           --------          --------        ----------
Total liabilities                                           1,037,284             33,123            67,267         1,137,674
                                                          -----------           --------          --------        ----------

Company-obligated manditorily redeemable convertible
  preferred securities of a subsidiary trust whose sole
  assets are convertible subordinated debentures of Big
  Flower Holdings, Inc.                                       115,000                                                115,000

Stockholders' equity:

    Preferred stock                                                               16,904           (16,904)(b)             -
    Common stock                                                  198                849              (849)(c)           198
    Additional paid in capital                                147,353                                                147,353
    Retained earnings (accumulated deficit)                   (46,152)            10,080           (10,080)(c)       (46,152)
    Accumulated other comprehensive income                      3,664                                                  3,664
    Other                                                        (805)                                                  (805)
                                                          -----------           --------          --------        ----------
    Total stockholders' equity                                104,258             27,833           (27,833)          104,258
                                                          -----------           --------          --------        ----------
    TOTAL LIABILITIES AND EQUITY                          $ 1,256,542           $ 60,956          $ 39,434        $1,356,932
                                                          ===========           ========          ========        ==========

See notes to unaudited pro forma condensed combined balance sheet

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(a) The pro forma purchase cost of Colorgraphic, and the determination of the estimated excess purchase cost over the book value of the assets acquired, is as follows:

                                                                       (in 000s)
                                                                       --------
Purchase Cost:
    Cash paid                                                          $ 47,107
    Estimated fees, costs and expenses                                    2,672
                                                                       --------
Total purchase cost, borrowed under the
    Company's revolving credit facility                                  49,779
Net assets acquired:
    Historical balances                                                  27,833
    Less preferred stock                                                (16,904)
    Less historical goodwill                                            (27,276)
    Less preferred dividends to date of redemption                         (584)
                                                                       --------
Adjusted net assets acquired                                            (16,931)
                                                                       --------
Excess of purchase cost over net assets acquired                       $ 66,710
                                                                       ========

(b) The Company repaid previously existing debt and redeemed outstanding preferred stock (including dividends accrued to the acquisition date) using funds borrowed under the Company's revolving credit facility.

                                                                       (in 000s)
                                                                       --------
Debt retired:
    Current portion                                                    $  5,042
    Long-term portion                                                    11,838
Preferred stock redeemed                                                 16,904
Preferred dividends paid                                                    584
                                                                       --------
    Total                                                              $ 34,368
                                                                       ========

(c) Represents the elimination of the acquired company's historical capital and retained earnings.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
       (in thousands, except per share amounts)

                                                  The                                  Pro Forma
                                                Company            Colorgraphic        Adjustments           Pro Forma
                                               ----------          ------------        -----------          -----------
Net sales                                      $ 1,376,706           $ 49,487                               $ 1,426,193
Operating expenses:
  Costs of production                            1,072,296             38,022                                 1,110,318
  Selling, general and administrative              140,394                472                                   140,866
  Depreciation and amortization of intangibles      67,322              3,081            $  1,668  (a)           72,071
  In process acquired technology write off          58,192                                                       58,192
                                               -----------           --------            --------           -----------
                                                 1,338,204             41,575               1,668             1,381,447
                                               -----------           --------            --------           -----------
Operating income                                    38,502              7,912              (1,668)               44,746
                                               -----------           --------            --------           -----------
Other expense (income):
  Interest expense                                  40,300              1,713               4,891  (b)           46,904
  Amortization of deferred financing costs           1,696                                                        1,696
  Interest income                                     (349)              (308)                                     (657)
  Preferred dividends of a subsidiary trust          1,340                                                        1,340
  Other, net                                         7,141               (102)                                    7,039
                                               -----------           --------            --------           -----------
                                                    50,128              1,303               4,891                56,322
                                               -----------           --------            --------           -----------
Income (loss) before income taxes                  (11,626)             6,609              (6,559)              (11,576)
Income tax expense                                  21,945              1,843              (3,083) (c)           20,705
                                               -----------           --------            --------           -----------
Income (loss) before extraordinary item        $   (33,571)          $  4,766            $ (3,476)          $   (32,281)
                                               ===========           ========            ========           ===========

Loss per share before extraordinary item       $     (1.79)                                                 $     (1.73)
                                               ============                                                 ============

Weighted average shares  - basic and diluted        18,704                                                       18,704
                                               ============                                                 ============

See notes to unaudited pro forma condensed combined statements of operations.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 1998
     (in thousands, except per share amounts)

                                                   The                                 Pro Forma
                                                 Company           Colorgraphic        Adjustments           Pro Forma
                                                ----------         ------------        -----------          -----------
Net sales                                       $ 1,236,879           $ 42,546                              $1,279,425
Operating expenses:
  Costs of production                               930,992             33,176                                 964,168
  Selling, general and administrative               149,363                362                                 149,725
  Depreciation and amortization of intangibles       64,588              2,585           $  1,251  (a)          68,424
                                                -----------           --------           --------           ----------
                                                  1,144,943             36,123              1,251            1,182,317
                                                -----------           --------           --------           ----------
Operating income                                     91,936              6,423             (1,251)              97,108
                                                -----------           --------           --------           ----------
Other expense (income):
  Interest expense                                   41,135              1,168              3,785  (b)          46,088
  Amortization of deferred financing costs            1,381                                                      1,381
  Interest income                                      (353)              (204)                                   (557)
  Preferred dividends of a subsidiary trust           5,175                                                      5,175
  Other, net                                          3,125                (15)                                  3,110
                                                -----------           --------           --------           ----------
                                                     50,463                949              3,785               55,197
                                                -----------           --------           --------           ----------
Income before income taxes                           41,473              5,474             (5,036)              41,911
Income tax expense                                   19,077              1,685             (2,316) (c)          18,446
                                                -----------           --------           --------           ----------
Net income                                      $    22,396           $  3,789           $ (2,720)          $   23,465
                                                ===========           ========           ========           ==========

Basic earnings per share                        $      1.14                                                 $     1.20
                                                ===========                                                 ==========
Diluted earnings per share                      $      1.03                                                 $     1.07
                                                ===========                                                 ==========

Weighted average shares - basic                      19,625                                                     19,625
                                                ===========                                                 ==========
Weighted average shares - diluted                    24,735                                                     24,735
                                                ===========                                                 ==========

See notes to unaudited pro forma condensed combined statements of operations.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

(a) Represents the amortization of the estimated excess purchase cost over book value which is being amortized over a 40 year period.

(b) Reflects (i) the interest on the additional borrowings under the Company's credit facility which were used to finance the acquisition and (ii) the elimination of interest incurred by the acquired company on debt repaid upon acquisition.

                                              Year Ended       Nine Months Ended
                                           December 31, 1997  September 30, 1998
                                           -----------------  ------------------
                                                      (in thousands)

Eliminate interest expense on debt repaid
    upon acquisition                            $(1,713)           $(1,168)
Additional interest expense on credit facility    6,604              4,953
                                                -------            -------
                                                $ 4,891            $ 3,785
                                                =======            =======

(c) Pro forma tax adjustments reflect applying the Company's effective tax rates of 47% in 1997 and 46% in 1998 to all pro forma adjustments for the respective periods.